UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)     March 17, 2014

j2 Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25965 (Commission File Number)	51-0371142 (IRS Employer Identification No.)

6922 Hollywood Blvd.
Suite 500
Los Angeles, California  90028
(Address of principal executive offices)

(323) 860-9200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On March 17, 2014, the Audit Committee of the Board of Directors of j2 Global, Inc. (the “Company”) approved the dismissal of SingerLewak LLP (“Singer”) as the Company’s independent accountants, effective as of the date the Company files its Quarterly Report on Form 10-Q for the quarter ending March 31, 2014 with the Securities and Exchange Commission (the “SEC”), which in no event shall be later than May 12, 2014 (such filing date, the “Effective Date”).  Also on March 17, 2014, the Audit Committee recommended, approved and directed the selection of BDO USA LLP (“BDO”) as the Company’s new independent accountants, effective as of the Effective Date.

The Audit Committee found this change was advisable in light of the Company’s significant growth and geographic expansion since first engaging Singer in 2007.

The audit reports of Singer on the Company’s consolidated financial statements for the fiscal years ended December 31, 2013 and 2012, and the effectiveness of internal control over financial reporting as of December 31, 2013 and 2012, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years, and through the subsequent interim period preceding the dismissal of Singer, there were no disagreements with Singer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Singer, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. During the two most recent fiscal years, and through the subsequent interim period preceding the dismissal of Singer, there were no reportable events described under Item 304(a)(1)(v) of Regulation S-K.

During the two most recent fiscal years, and the subsequent interim period prior to the engagement of BDO, neither the Company, nor anyone on its behalf, consulted BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, where either a written report was provided to the Company or oral advice was provided, that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

On March 17, 2014, the Company provided Singer with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested that Singer furnish it with a letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether it agrees with the statements made by j2 Global in this report. A copy of Singer’s letter to the SEC dated March 17, 2014 is attached as Exhibit 16 to this Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description

16	Letter of SingerLewak LLP dated March 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global, Inc. (Registrant)

Date: March 19, 2014	By:	/s/ Jeffrey D. Adelman
Jeffrey D. Adelman Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

16	Letter of SingerLewak LLP dated March 17, 2014.